EXHIBIT 99.2
                                  ------------

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
                             COMMUNITY BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                         March 31,
                                                   ---------------------
(Dollars in thousands)                               2003         2002
----------------------                             --------     --------
ASSETS
Cash and cash equivalents                          $ 26,899     $ 21,669
Federal funds sold                                   19,816       28,707
Securities held to maturity (fair value
 $130,600 in 2003 and $94,773 in 2002)              127,407       93,238
Securities available for sale, at fair value         52,241       74,331
Federal Home Loan Bank of Boston stock                1,547        1,442
Mortgage loans held for sale                          1,087        1,108

Loans                                               213,615      188,159
Less allowance for loan losses                        2,747        2,669
                                                    -------      -------
       Loans, net                                   210,868      185,490

Bank premises and equipment, net                      6,351        6,117
Other assets, net                                     5,704        4,863
                                                    -------      -------
                Total assets                       $451,920     $416,965
                                                    =======      =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Deposits:
   Noninterest bearing                             $ 78,293     $ 78,393
   Interest bearing                                 274,428      257,457
                                                    -------      -------
       Total deposits                               352,721      335,850

 Securities sold under repurchase agreements         27,523       31,973
 Federal Home Loan Bank of Boston advances           28,690       10,000
 Other liabilities                                    3,684        2,282
                                                    -------      -------
            Total liabilities                       412,618      380,105
                                                    -------      -------

Commitments:                                             --           --
Stockholders' equity:
 Preferred stock, $2.50 par value, 100,000
   shares authorized, none issued or outstanding         --           --
 Common stock, $2.50 par value, 12,000,000
   shares authorized, 6,398,436 shares issued,
   5,829,780 shares outstanding (5,940,606
   shares outstanding at March 31, 2002)             15,996       15,996
 Additional paid-in capital                             362          219
 Retained earnings                                   26,261       22,533
 Treasury stock, at cost, 568,656 shares
  (457,830 shares at March 31, 2002)                 (4,006)      (2,297)
 Accumulated other comprehensive income                 689          409
                                                    -------      -------
            Total stockholders' equity               39,302       36,860
                                                    -------      -------
                Total liabilities and
                  stockholders' equity             $451,920     $416,965
                                                    =======      =======
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
                             COMMUNITY BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)
                                                     For Three Months
                                                      Ended March 31,
                                                   ---------------------
(Dollars in thousands, except per-share data)        2003         2002
---------------------------------------------      --------     --------
Interest and dividend income:
  Interest and fees on loans                       $  3,376     $  3,367
  Interest and dividends on securities:
    Taxable interest                                  1,708        1,819
    Nontaxable interest                                 249          240
    Dividends                                            90           91
  Interest on federal funds sold                         42           79
                                                      -----        -----
    Total interest and dividend income                5,465        5,596
                                                      -----        -----
Interest expense:
  Interest on deposits                                1,011        1,289
  Interest on securities sold under
   repurchase agreements                                 76          131
  Interest on Federal Home Loan Bank of
   Boston advances                                      181           61
                                                      -----        -----
    Total interest expense                            1,268        1,481
                                                      -----        -----
Net interest income                                   4,197        4,115
Provision for loan losses                                45           45
                                                      -----        -----
Net interest income after provision
  for loan losses                                     4,152        4,070
                                                      -----        -----
Noninterest income:
  Merchant credit card processing assessments           376          416
  Service charges                                       372          332
  Other charges, commissions and fees                   353          365
  Gains on sales of loans, net                          141           64
  Gains on sales of securities, net                     118           59
  Other                                                  27           27
                                                      -----        -----
    Total noninterest income                          1,387        1,263
                                                      -----        -----
Noninterest expense:
  Salaries and employee benefits                      1,801        1,713
  Information technology and ATM network                314          296
  Occupancy, net                                        270          259
  Furniture and equipment                                89          100
  Credit card processing                                325          339
  Printing, stationery and supplies                      71           61
  Professional fees                                     149          119
  Marketing and advertising                              52           28
  Other                                                 359          348
                                                      -----        -----
    Total noninterest expense                         3,430        3,263
                                                      -----        -----
Income before income tax expense                      2,109        2,070
Income tax expense                                      709          712
                                                      -----        -----
Net income                                         $  1,400     $  1,358
                                                      =====        =====
Earnings per share:
  Basic                                            $   0.24     $   0.23
  Diluted                                          $   0.24     $   0.23


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